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February 1, 1999



The information below supplements C. M. Life Insurance Company's Panorama Premier variable annuity prospectus dated May 1, 1998, as Supplemented on September 1, 1998. Please place this supplement with your prospectus and retain it for future reference.

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                                PANORAMA PREMIER
                        Supplement dated February 1, 1999
                       To the Prospectus dated May 1, 1998

The Panorama Premier variable annuity prospectus is amended as follows:

Insert the following paragraph as the second paragraph under the section entitled "Distribution" on page 27 of the prospectus:

     From time to time, MML Distributors may enter into special arrangements with certain broker-dealers. These special arrangements may provide for the payment of higher compensation to such broker-dealers for selling the Contracts.




February 1, 1999